UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2023

PhenomeX Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39388	35-2415390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street, Suite 320
Emeryville, California	94608

(Address of Principal Executive Offices)	(Zip Code)
(510) 858-2855
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.00005 par value per share	CELL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On August 17, 2023, PhenomeX Inc., a Delaware Corporation (the “Company”) announced the execution of an Agreement and Plan of Merger, dated as of August 17, 2023, by and among the Company, Bruker Corporation, a Delaware corporation (“Parent”), and Bird Mergersub Corporation, a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”).  A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information about the Transaction and Where to Find It

The tender offer described in this Current Report on Form 8-K has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, Parent and Merger Sub will file a tender offer statement on Schedule TO with the U.S. Securities and Exchange Commission (“SEC”), and the Company will file a solicitation/recommendation statement on Schedule 14D-9 with the SEC.

Investors and Company security holders are strongly advised to read the tender offer statement (including the offer to purchase, letter of transmittal and related tender offer documents) that will be filed by Parent and Merger Sub with the SEC and the related solicitation/recommendation statement on Schedule 14D-9 that will be filed by the Company with the SEC, in their entirety when they become available, because they will contain important information, including the terms and conditions of the offer.

Once filed, these documents will be available at no charge on the SEC’s website at www.sec.gov or from the information agent that will be named in the tender offer materials.  In addition, a copy of the tender offer statement and other related documents filed with or furnished to the SEC by Parent or Merger Sub may be obtained free of charge on Parent’s website at ir.bruker.com, and a copy of the solicitation/recommendation statement and other related documents filed with or furnished to the SEC may be obtained free of charge on the Company’s website at investors.phenomex.com.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” regarding the potential acquisition of the Company.

All statements, other than statements of historical facts, including statements concerning the Company’s plans, objectives, goals, beliefs, strategy and strategic objectives, future events, business conditions, results of operations, financial position, business outlook, business trends and other information, may be forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “potential” “predict,” “project,” “seek,” “should,” “strategy,” “target,” or “will” or the negatives of these terms or variations of them or similar terminology.

Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties.

Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the proposed transaction will not be satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in accordance with the proposed transaction; uncertainty as to the percentage of Company stockholders that will support the proposed transaction and tender their shares in the offer; the risk of stockholder litigation relating to the proposed transaction, including resulting expense or delay; the possibility that the proposed transaction will not be completed in the expected timeframe or at all; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, employees, stockholders and other business partners and on its operating results and business generally.

A further list and descriptions of these risks, uncertainties and other factors can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including in the sections captioned “SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS” and “Item 1A. Risk Factors,” and in the Company’s subsequent Quarterly Reports on Form 10-Q, and other filings with the SEC. Copies of these filings are available online at www.sec.gov or investors.phenomex.com.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 17, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 17, 2023

PHENOMEX INC.

		By:	/s/ Scott Chaplin
			Name:	Scott Chaplin
			Title:	Chief Legal Officer